Income Tax	12 Months Ended
Dec. 31, 2023
Income Tax [Abstract]
INCOME TAX

Note 23:- INCOME TAX

a.	Israeli taxation:

1)	Corporate tax rate in Israel:

Taxable income of Israeli companies was generally subject to corporate tax at the rate of 23% in 2023, 2022. Some of our Israeli subsidiaries are eligible for certain tax benefits, as described below.

2)	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the “Law”):

Amendment 73 to the Law:

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) 2016, which includes Amendment 73 to the Law for the Encouragement of Capital Investments (the “2017 Amendment”) was published and was pending the publication of regulations, in May 2017 regulations were promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project. Following the publication of the regulations the 2017 Amendment became fully effective. According to the 2017 Amendment, a Preferred Technological Enterprise, as defined in the 2017 Amendment, with total consolidated revenues of the group companies is less than NIS 10 billion, shall be subject to 12% tax rate on income derived from intellectual property (in development area A—a tax rate of 7.5%). In order to qualify as a Preferred technological enterprise certain criterion must be met, such as a minimum ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual revenues derived from exports. A Preferred Technology Enterprise that acquires Benefited Intangible Assets from a foreign company for more than NIS 200 million after January 1, 2017, will be eligible for 12% reduce tax rate on capital gain upon sale of the Benefited Intangible Assets.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a Special Preferred Technology Enterprise (“SPTE”) (an enterprise for which, among others, total consolidated revenues of its parent company and all subsidiaries is at least NIS 10 billion) and will thereby enjoy a reduced corporate tax rate of 6% on PTI regardless of the company’s geographic location within Israel. In addition, a SPTE will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by the Special Preferred Technology Enterprise or acquired from a foreign company on or after January 1, 2017.

Starting from 2017 under Amendment 73 to the Investment Law, part of the Group’s taxable income in Israel is entitled to a preferred 12% tax rate. Since 2019, under SPTE the tax rate for part of the Group’s taxable income in Israel has been reduced to a 6% corporate tax rate.

Amendment 74 to the Encouragement Law:

On November 15, 2021, the Economic Efficiency Law (Legislative Amendments for Achieving Budget Targets for the 2021 and 2022 Budget Years), 2021 (the “Economic Efficiency Law”), was enacted. This Law establishes a temporary order allowing Israeli companies to release tax-exempt earnings (“trapped earnings” or “accumulated earnings”) accumulated until December 31, 2020, through a mechanism established for a reduced corporate income tax rate applicable to those earnings (the “Temporary Order”).

In addition to the reduced corporate income tax (CIT) rate, Article 74 to the Encouragement Law was amended whereby effective from August 15, 2021, for any dividend distribution (including a dividend as per Article 51B to the Encouragement Law) by a company which has trapped earnings, there will be a requirement to allocate a portion of that distribution to the trapped earnings. The tax-exempt income is attributable to certain Group members’ previous status as “Approved Enterprise” and “Benefited Enterprise”. Such tax-exempt income cannot be distributed to shareholders without subjecting the Company to payable income taxes. If dividends are distributed from previous tax-exempt profits, the Company will be liable for income tax at the rate applicable to its profits from the Approved Enterprise in at the tax rate enacted in the year in which the income was earned. According to the Temporary Order, the reduction of CIT will apply to earnings that are released (with no requirement for an actual distribution) within a period of one year from the date of enactment of the Temporary Order. The reduction in the CIT is dependent on the proportion of the trapped earnings that are released in relation to the total trapped earnings, and on the applicable CIT rate in the years the earnings were generated. Consequently, the larger the proportion of the trapped earnings that are released, the lower the tax in respect of the distribution. The minimum tax rate is 6%. Further, a company that elects to pay a reduced CIT is required to invest in its industrial enterprise a designated amount in accordance with the Economic Efficiency Law within a period of five years commencing from the tax year in which the election is made. The designated investment should be utilized for the acquisition of production assets, and/or investments in research and development and/or compensation to additional new employees.

According to IAS 12, a deferred tax liability would generally be recorded relating to corporate taxes that would be owed on the distribution of profits if management has currently the intention to declare dividends of its tax-exempt earnings.

In 2021, Sapiens elected to benefit from the Temporary Order and pay the reduced CIT as per the provisions of the Economic Efficiency Law in respect of its total accumulated tax-exempt earnings amounting to NIS 109,000 thousand (approximately $35,048), and accordingly recognized deferred tax liability of $3,531, which was subsequently realized upon the actual filing of the application in 2022 and the payment of related taxes. In November 2022, Magic Software also elected to benefit from the Temporary Order and filed its application for the Temporary Order and paid the required reduced CIT as per the provisions of the Economic Efficiency Law in respect of its total accumulated tax-exempt earnings amounting to NIS 25,022 thousand (approximately $7,100), and accordingly recognized a tax liability of NIS 2,502 thousand (approximately $711).

As a result, as of December 31, 2022 all of Sapiens’ and Magic Software’s trapped earnings were released.

3)	Tax benefits under the Israeli Law for the Encouragement of Industry (Taxes), 1969:

It is Formula’s management’s belief that certain of its Israeli operations currently qualify as Industrial Companies within the meaning of the Law for the Encouragement of Industry (Taxes), 5729-1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law, provides several tax benefits for an “Industrial Company”. Pursuant to the Industry Encouragement Law, a company qualifies as an Industrial Company if it is an Israeli resident company which was incorporated in Israel and at least 90% of its income in any tax year (other than income from certain government loans) is generated from an “Industrial Enterprise” that it owns and located in Israel or in the “Area,” in accordance with the definition under Section 3A of the Israeli Income Tax Ordinance (New Version) 1961, or the Ordinance. An “Industrial Enterprise” is defined as an enterprise which is held by an Industrial Company whose major activity, in any given tax year, is industrial production.

An Industrial Company is entitled to certain corporate tax benefits, including:

i.	Amortization of the cost of purchased patents, or the right to use a patent or know-how or certain other intangible property rights (other than goodwill) that were purchased in good faith and are used for the development or promotion of the Industrial Enterprise, over an eight-year period commencing on the year in which such rights were first exercised.

ii.	The right to elect, under certain conditions, to file a consolidated tax return together with Israeli Industrial Companies controlled by it.

iii.	Expenses related to a public offering are deductible in equal amounts over three years beginning from the year of the offering.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority. The Group believes that certain of its Israeli subsidiaries currently qualify as Industrial Companies within the definition under the Industry Encouragement Law. The Group cannot assure you that those subsidiaries will continue to qualify as Industrial Companies or that the benefits described above will be available in the future.

4)	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, certain Israeli subsidiaries of the Group calculate their tax liability in dollars according to certain orders. The tax liability, as calculated in dollars is translated into NIS according to the exchange rate as of December 31 of each year for tax purposes only.

5)	Structural changes in Matrix IT and Zap Group:

During the fourth quarter of 2022, Matrix IT made a structural change with respect to its holdings in some of its U.S. based subsidiaries. Prior to the structural change, Matrix IT held, indirectly through subsidiaries, all of the share interest in Matrix IFS and Network Infrastructure Technologies Inc. and 60% of the share interest in Matrix Global Services USA Inc. Post the structural change, which was completed without payment of cash, Matrix IT interest in such U.S. subsidiaries is held through Matrix US Holding LLC.(established for this purpose), with Matrix IT holding 95% of the share interest of Matrix US Holding LLC.

In May 2022, a tax ruling was signed determining that as part of a merger process, one subsidiary of Zap Group will transfer all their assets and liabilities subject to the provisions of section 103 of the Income Tax Ordinance.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence. Deferred income taxes were provided in relation to undistributed earnings of non-Israeli subsidiaries, which the Group intends to distribute in the near future.

The Group intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which earnings arose, in the vast majority of its subsidiaries. If the earnings, for which deferred taxes were not provided, were distributed in the form of dividends or otherwise, the Group would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2023 and 2022 was $218,328 and $185,636, respectively. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of subsidiaries for tax purposes and the difficulty of projecting the amount of future tax liability.

The amount of cash and cash equivalents that were held by the Group’s subsidiaries outside of Israel and would have been subject to income taxes if distributed as dividend as of December 31, 2023 and 2022 was $84,373 and $81,756, respectively.

c.	Tax Reform - United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved on December 22, 2017. This legislation makes significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes. The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction. The TCJA introduced the rules for tax on the global intangible low-taxed income (“GILTI”) on foreign income in excess of a deemed return on tangible assets of foreign corporations. One of our subsidiaries is subject to GILTI.

Except for one U.S. subsidiary which has a share interest in a subsidiary in India and one U.S. subsidiary which have a share interest in several subsidiaries in Europe, all of the Group’s other subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the TCJA have no material impact on the Group’s results of operations.

Starting from 2022, the TCJA requires taxpayers to capitalize research and development expenses with amortization periods over five years for research activities conducted in the United States and over fifteen years for research activities conducted outside of the United States, which has increased the Group’s tax liability in the U.S. The tax provision expense has increased from prior year to account for the capitalization of research and development costs in 2022 and 2023.

d.	Net operating loss carried forward:

As of December 31, 2023, Formula and its subsidiaries have cumulative losses for tax purposes totaling approximately $164,842, of which $114,977 was in respect of Israeli subsidiaries and approximately $49,865 of which was in respect of subsidiaries abroad.

1)	Formula

As of December 31, 2023, Formula stand-alone had cumulative carry forward tax losses in Israel totaling approximately NIS 258,535 thousand (approximately $71,280), which can be carried forward and offset against taxable income in the future for an indefinite period.

2)	Matrix IT

As of December 31, 2023, certain subsidiaries of Matrix IT had operating carry-forward tax losses totaling approximately NIS 44,655 thousand (approximately $12,312), which resulted from Israeli operations and as such can be carried forward and offset against taxable income in the future for an indefinite period.

3)	Magic Software

As of December 31, 2023, certain subsidiaries of Magic Software had operating carry forward tax losses totaling approximately $27,456, which can be carried forward and offset against taxable income in the future for an indefinite period.

4)	Sapiens

As of December 31, 2023, certain subsidiaries of Sapiens had carry-forward tax losses totaling approximately $37,947. Most of these carry-forward tax losses have no expiration date.

5)	Zap

As of December 31, 2023, Zap and certain of its subsidiaries had carry-forward tax losses totaling approximately NIS 26,422 thousand (approximately $7,285). These carry-forward tax losses have no expiration date.

6)	Michpal

As of December 31, 2023, one subsidiary of Michpal had carry-forward tax losses totaling approximately $547 which have no expiration date.

7)	As of December 31, 2023 Insync, Ofek and Shamrad did not have any carry forward tax losses.

e.	Income tax assessments:

Formula and its subsidiaries are routinely examined by various tax authorities. Below is a summary of the income tax assessments of Formula and its subsidiaries:

1)	Formula

Formula has received final tax assessments (or assessments that are deemed final) through the tax year 2018.

2)	Matrix IT

Matrix IT and part of its Israeli subsidiaries have received final tax assessments through the year 2018 (or assessments that are deemed final).

3)	Magic Software

Magic Software and part of its Israeli subsidiaries have received final tax assessments through the year 2018.

4)	Sapiens

Sapiens and part of its Israeli subsidiaries have received final tax assessments through the year 2018 (or assessments that are deemed final).

5)	Zap Group

Zap Group and its subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2020.

6)	Other than those aforementioned subsidiaries, all other Formula’s subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2018.

f.	Deferred tax liabilities, net:

1)	Presentation in consolidated statements of financial position:

	December 31,
	2023	2022
Deferred taxes assets	$46,856	$42,027
Deferred tax liabilities	(59,206)	(59,465)
	$(12,350)	$(17,438)

2)	Composition:

	December 31,
	2023	2022
Net operating losses carried forward	$13,744	$10,296
Intangibles, fixed asset and right-of-use assets	(36,021)	(39,307)
Lease liability	767	(166)
Differences in measurement basis (cash basis for tax purposes)	377	2,213
Other	8,783	9,526
	$(12,350)	$(17,438)

g.	Pre-tax income:

	Year ended December 31,
	2023	2022	2021

Domestic (Israel)	$126,360	$181,953	$137,213
Foreign	84,674	47,757	46,798

Total	$211,034	$256,710	$184,011

h.	Income tax (tax benefit) consist of the following:

	Year ended December 31,
	2023	2022	2021

Current taxes	$54,743	$75,407	$52,956
Deferred taxes	(8,668)	(20,172)	(10,342)

Total	$46,075	$55,235	$42,614

i.	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Group’s consolidated statements of profit or loss:

	Year ended December 31,
	2023	2022	2021

Income before income taxes, as per the statement of operations	$211,034	$256,710	$184,011

Statutory tax rate in Israel	23%	23%	23%

Tax computed at the statutory tax rate	48,538	59,043	42,323

Non-deductible expenses (non-taxable income) net and tax-deductible costs not included in the accounting costs	3,705	720	3,667
Effect of different tax rates	(874)	(1,273)	852
Release of trapped earnings (see Note 23(a)(2)	-	711	3,531
Effect of “Approved, Beneficiary or Preferred Enterprise” status	(1,907)	(5,579)	(7,338)
Deferred taxes on current losses (utilization of carry forward losses) and temporary differences for which a valuation allowance was provided, net	(2,070)	448	(84)
Undistributed earnings	(260)	(461)	-
Taxes in respect of prior years	558	890	891
Uncertain tax positions	(2,293)	3,065	401
Other	678	(2,329)	(1,629)

Taxes on income	$46,075	$55,235	$42,614

j.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of total unrecognized tax benefits in Formula’s subsidiaries is as follows:

Balance as of January 1, 2022	$10,540
Decrease in tax positions	(1,042)
Increase in tax positions	4,455
Statue limitation	(1,012)
Balance as of December 31, 2022	$12,941
Decrease in tax positions	(1,556)
Increase in tax positions	1,573
Statue limitation	(2,115)
Balance as of December 31, 2023	$10,843

Although the Group believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Group’s income tax provisions. Such differences could have a material effect on the Group’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

The entire balance of unrecognized tax benefits, if recognized, would reduce the Group’s annual effective tax rate.